Exhibit 10.18

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of June 30, 2015 (as amended or otherwise modified from time to time, this “Amendment”), is made by Aqua Ventures Holdings Curaçao N.V., a Curaçao limited liability company (the “Borrower”), AquaVenture Holdings LLC, a Delaware limited liability company (“AVH”), Seven Seas Water Corporation, a Delaware corporation (“Seven Seas”), AquaVenture Capital Limited, a British Virgin Island limited liability company (“BVI Holdco”, and together with the Borrower, AVH and Seven Seas, the “Credit Parties”) and Citibank, N.A. as a Lender and as administrative agent (in such capacity, the “Agent”).

RECITALS

WHEREAS, the Credit Parties, the Lender and the Agent have entered into that certain Credit Agreement, dated as of June 18, 2015 (as from time to time amended, modified, supplemented and/or restated, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Lender and the Agent agree to certain amendments and modifications to the Credit Agreement as further described herein; and

WHEREAS, the Lender and the Agent are willing to agree to such amendments and modifications subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1  Definitions; Interpretation

Section 1.1                                    Defined Terms. All capitalized terms used in this Amendment (including in the Recitals hereto) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Section 1.2                                    Interpretation. The rules of construction set forth in Section 1.03 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

Section 1.3                                    Amendments to Credit Agreement as of Effective Date.  Upon the effectiveness of this Amendment, the Credit Agreement shall be amended as follows:

(a)                         By amending Section 9.01(c) by replacing the reference to “June 30, 2015” with “July 31, 2015.”

Section 1.4                                    References Within Credit Agreement. Each reference in the Credit Agreement to “this Agreement” and the words “hereof,” “hereto,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Credit Agreement as heretofore amended and as amended by this Amendment.

SECTION 2  Representations and Warranties

To induce the Lenders to enter into this Amendment, the Credit Parties represent and warrant to the Agent and the Lender party hereto as set forth below.

Section 2.1                                    Validity, etc.  This Amendment and the Credit Agreement (after giving effect to this Amendment) each constitutes the legal, valid and binding obligation of the Credit Parties enforceable in accordance with its respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

Section 2.2                                    Representations and Warranties, etc. Immediately prior to, and immediately after giving effect to, this Amendment the following statements shall be true and correct:

(a)                                 the representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

(b)                                 no Default shall have then occurred and be continuing.

SECTION 3  Miscellaneous

Section 3.1                                    Credit Agreement Otherwise Not Affected. Except for the amendments pursuant hereto, the Credit Agreement remains unchanged. As amended pursuant hereto, the Credit Agreement remains in full force and effect and is hereby ratified and confirmed in all respects. The execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith by any party hereto shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.

Section 3.2                                    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 3.3                                    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.

Section 3.4                                    Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to the Credit Agreement as of the date first above written.

AQUA VENTURES HOLDINGS CURACAO N.V.

By:	/s/ Lee Muller
Name: Lee Muller
Title:

AQUAVENTURE HOLDINGS LLC

By:	/s/ Lee Muller
Name: Lee Muller
Title:

SEVEN SEAS WATER CORPORATION

By:	/s/ Lee Muller
Name: Lee Muller
Title:

AQUAVENTURE CAPITAL LIMITED

By:	/s/ Lee Muller
Name: Lee Muller
Title:

CITIBANK, N.A., as Agent and Lender

By:	/s/ David Salpeter
Name: David Salpeter
Title: Vice President